Summary Prospectus October 28, 2026
Virtus Zevenbergen Technology Fund

A: RAGTX	C: RCGTX	INSTITUTIONAL: DRGTX	R6: DRRJX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 93 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.26%	0.25%	0.25%	0.22%
Total Annual Fund Operating Expenses	1.41%	2.15%	1.15%	1.12%
Less: Fee Waiver and/or Expense Reimbursement(b)	—	—	—	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.41%	2.15%	1.15%	0.92%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes (federal, state or otherwise), tax reclaim expenses, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, depositary receipt program fees, expenses incurred in connection with any merger or reorganization, expenses incurred in connection with any meeting of the fund's shareholders, unusual or infrequently occurring expenses, litigation expenses (including expenses for responding to document requests for litigation to which the fund is not a party), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.92% for Class R6 Shares through October 31, 2027. Prior to October 31, 2027, only the fund's Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$686	$972	$1,279	$2,148
Class C	Sold	$318	$673	$1,154	$2,483
	Held	$218	$673	$1,154	$2,483
Institutional Class	Sold or Held	$117	$365	$633	$1,398
Class R6	Sold or Held	$94	$336	$598	$1,345

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies and other U.S.-traded equity securities of technology companies. The portfolio managers define technology companies as those that provide technology products or services, or those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications. These may include, but are not limited to, internet products and services (including e-commerce), computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, transportation technology, transportation services and products, artificial intelligence technology, video gaming, security services and products, media and information services, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services, digital currency enablers, financial and payment technology and others. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. The fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”), as well as securities that are traded in the U.S. that have been issued by companies established, domiciled or operating in foreign countries. The fund intends to invest primarily in companies with market capitalizations greater than $500 million. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The portfolio managers evaluate fundamental value and growth prospects and focus on companies that they expect will have strong potential for capital appreciation. In addition to common stocks, the fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks).

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Focused Investment Risk (Technology-Related Risk): To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Risks affecting companies in the technology sector include competition from new and existing companies, limited operating histories and management experience, patent and other intellectual property considerations and the commercial non-viability or rapid obsolescence of equipment, products or services.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

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> IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Non-Diversification Risk: The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks of Investing in the Funds” in the fund’s prospectus for a more detailed description of the fund’s risks.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The current subadviser commenced providing services for the fund in July 2022 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and two style-specific benchmarks that reflect the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Performance for Class R6 Shares is not shown here as Class R6 Shares had not begun operations until May 21, 2026 and therefore had no performance for the periods shown.

Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	35.47%	Worst Quarter:	2022, Q2:	-25.79%	Year to Date (9/30/2026):	30.82%

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Average Annual Total Returns (for the periods ended 12/31/25)

Class	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	25.08%	12.77%	20.61%
Return After Taxes on Distributions	24.35%	10.11%	17.09%
Return After Taxes on Distributions and Sale of Fund Shares	15.36%	8.96%	15.82%
Class A Shares
Return Before Taxes	17.90%	11.20%	19.56%
Class C Shares
Return Before Taxes	23.86%	11.64%	19.35%
Index
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
S&P North American Technology Index (reflects no deduction for fees, expenses or taxes)	27.82%	18.02%	22.54%
Nasdaq Composite® Index (reflects no deduction for fees, expenses or taxes)	21.14%	13.35%	17.66%

The Wilshire 5000 Total Market Index (formerly known as the FT Wilshire 5000 Index) is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks. The Nasdaq Composite Index is a market capitalization-weighted index of all common stocks listed on the Nasdaq Stock Market. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Institutional Class Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (“VIA”).

The fund’s subadviser is Zevenbergen Capital Investments LLC (“Zevenbergen”) (since 2022).

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Joseph Dennison, CFA, Principal, a Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since 2022.

> Anthony Zackery, CFA, Principal, a Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since 2022.

> Nancy Zevenbergen, CFA, President, Chief Investment Officer and Analyst of Zevenbergen, has co-managed the fund since 2022.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Institutional Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

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Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8058	10-26